UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2007
MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification No.)
One Golden Shore Drive, Long Beach, California 90802
(Address of principal executive offices)
37027
(Zip Code)
(562) 435-3666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement
     On October 11, 2007, Molina Healthcare, Inc. (the “Company”) entered into an Indenture (the “Indenture”) between the Company, as Issuer, and U.S. Bank National Association, as Trustee (the “Trustee”) and the First Supplemental Indenture (the “Supplemental Indenture”) between the Company and the Trustee. In connection with the Indenture and the Supplemental Indenture, the Company issued and sold $200 million aggregate principal amount of its 3.75% Convertible Senior Notes due 2014 (the “Convertible Notes”) and executed and delivered the Global Note thereunder in a public offering pursuant to a Registration Statement on Form S-3 (Registration No. 333-123783) and a related prospectus and prospectus supplements filed with the Securities and Exchange Commission. The Indenture, Supplemental Indenture and the Global Note are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
     On October 11, 2007, the Company issued a press release announcing that the Underwriters (as defined below) under the underwriting agreement dated October 4, 2007 by and among the Company and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters listed in Schedule II thereto (collectively, the “Underwriters”), exercised their over-allotment option to purchase $25 million of additional 3.75% Convertible Senior Notes due 2014 and that the closing of the sale of the Convertible Notes was completed on October 11, 2007. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.
Item 9.01 Exhibits

Exhibit No.	Description
4.1	Indenture dated October 11, 2007 between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee
4.2	First Supplemental Indenture dated October 11, 2007 between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee
4.3	Global Note
5.1	Opinion of Holme Roberts & Owen LLP regarding the legality of the Notes
23.1	Consent of Holme Roberts & Owen LLP (included in Exhibit 5.1)
99.1	Press release of Molina Healthcare, Inc. issued October 11, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
October 11, 2007	By:	/s/ Mark L. Andrews
Mark L. Andrews
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
4.1	Indenture dated October 11, 2007 between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee
4.2	First Supplemental Indenture dated October 11, 2007 between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee
4.3	Global Note
5.1	Opinion of Holme Roberts & Owen LLP regarding the legality of the Notes
23.1	Consent of Holme Roberts & Owen LLP (included in Exhibit 5.1)
99.1	Press release of Molina Healthcare, Inc. issued October 11, 2007